AGREEMENT

                                  BY AND AMONG

                                Edward R. Muller

                              Edison Mission Energy

                                       AND

                              Edison International

                          (As To Certain Sections Only)

                                JANUARY 17, 2000


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                                TABLE OF CONTENTS

                                                                         Page

ARTICLE 1:        DEFINITIONS; INTERPRETIVE MATTERS........................1
Section 1.01      Definitions..............................................1
Section 1.02      Interpretive Matters.....................................3

ARTICLE 2:        EMPLOYMENT AND COMPENSATION..............................4
Section 2.01      Resignation..............................................4
Section 2.02      Further Assurances.......................................4
Section 2.03      Effect of Resignation....................................4
Section 2.04      Compensation and Benefits................................4
Section 2.05      Withholding..............................................7
Section 2.06      Company Property.........................................7
Section 2.07      Releases.................................................8

ARTICLE 3:        CONSULTING...............................................8
Section 3.01      Consulting Services......................................8
Section 3.02      Compensation.............................................8
Section 3.03      Expense Reimbursement...................................10
Section 3.04      Indemnity...............................................10
Section 3.05      Relationship Between Parties............................10
Section 3.06      Limitations on Authority................................11
Section 3.07      Early Termination.......................................11

ARTICLE 4:        ADDITIONAL COVENANTS OF EXECUTIVE.......................12
Section 4.01      Confidentiality.........................................12
Section 4.02      Stock Activity..........................................14
Section 4.03      Non-Competition.........................................15
Section 4.04      Non-Solicitation; Non-Disparagement;
                  Non-Interference........................................16
Section 4.05      Ownership of Works......................................17
Section 4.06      Cooperation With Legal Process..........................17

ARTICLE 5:        GENERAL PROVISIONS......................................18
Section 5.01      Opportunity to Review With Counsel......................18
Section 5.02      Choice of Law...........................................18
Section 5.03      Remedies................................................18
Section 5.04      Severability............................................18
Section 5.05      No Amendment; Entire Agreement; No Waiver...............19
Section 5.06      Right Of Offset.........................................19
Section 5.07      Parties of Interest.....................................19
Section 5.08      Notices.................................................19
Section 5.09      Counterparts............................................20
Section 5.10      Publicity...............................................20

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                                                                        Page
Section 5.11      Headings................................................20
Section 5.12      Attorneys Fees..........................................20
Section 5.13      Further Assurances......................................20
Section 5.14      Additional Covenants of the Company.....................20
Section 5.15      Dispute Resolution......................................20
Section 5.16      Approvals...............................................21

SCHEDULE OF ADDRESSES

SCHEDULE OF DEFERRED COMPENSATION

SCHEDULE OF OTHER TERMINATED BENEFITS

SCHEDULE OF POSITIONS

SCHEDULE OF RETIREMENT BENEFITS

SCHEDULE OF VESTED OPTIONS

FORM OF GENERAL RELEASE

FORM OF AGE DISCRIMINATION RELEASE

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                                    AGREEMENT

     THIS AGREEMENT ("Agreement") is entered into as of January 17, 2000 by and among Edward R. Muller (the "Executive"), Edison Mission Energy, a California corporation (the "Company"), and, as to Sections 2.04(d)(in respect of options for Parent company stock) and 3.02(d), Edison International, a California corporation (the "Parent").

                                    RECITALS

     WHEREAS, the Executive is currently employed as the President and Chief Executive Officer of the Company; and

     WHEREAS, the Executive and the Company have mutually agreed that Executive will resign from his full-time position at the Company; and

     WHEREAS, the Company desires to retain certain consultant services of Executive as described and for the term set forth herein;

     NOW, THEREFORE, in consideration of the mutual agreements and covenants of the parties herein contained, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows.

                  Article 1: DEFINITIONS; INTERPRETIVE MATTERS

     SECTION 1.01 DEFINITIONS. As used herein the following terms have the following meanings:

     (a) "Affiliate" means, with respect to a specified Person, any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

     (b) "Agreement" has the meaning specified in the introductory paragraph of this Agreement.

     (c) "Claims" has the meaning specified in the form of General Releases attached hereto.

     (d) "Company" has the meaning specified in the introductory paragraph of this Agreement.

     (e) "Confidential Information" has the meaning specified in Section
4.01(a).

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     (f) "Consulting Services" has the meaning specified in Section 3.01.

     (g) "Consulting Term" means the period commencing on the Effective Date and ending on the earlier of the second anniversary of the Effective Date or the date on which the Consulting Term is sooner terminated in accordance with the provisions hereof, provided that, if the Consulting Term is otherwise terminated pursuant to Section 3.07(a)(iv), the Consulting Term shall nevertheless be deemed to continue until its originally scheduled expiration date solely for purposes of Section 3.02.

     (h) "Deferral Plans" means the Edison International Executive Deferred Compensation Plan and the Edison International Option Gain Deferral Plan.

     (i) "Effective Date" shall be January 18, 2000.

     (j) "Equity Plans" has the meaning specified in Section 2.04(d).

     (k) "Executive" has the meaning specified in the introductory paragraph of this Agreement.

     (l) "Group" means two or more Persons which agree to act together for the purpose of acquiring, holding, voting or disposing of Voting Stock or of acquiring, holding or disposing of any significant subsidiary, or significant amount of assets, of the Company or any Affiliate of the Company.

     (m) "Materials" has the meaning specified in Section 4.05.

     (n) "Options" has the meaning specified in Section 2.04(d).

     (o) "Line of Business" means the construction, development, financing, acquisition, ownership, disposition, operation or maintenance of electrical power generating facilities and/or the transmission or distribution of electrical power or natural gas.

     (p) "Parent" has the meaning specified in the introductory paragraph of this Agreement.

     (q) "Person" means and includes an individual, a partnership, a limited liability company, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof or any entity similar to any of the foregoing.

     (r) "Releasee" has the meaning specified in the form of General Release attached hereto.

     (s) "Releasor" has the meanin specified in the form of General Release attached hereto.

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     (t) "Schedule of Addresses" means the Schedule of Addresses attached hereto and incorporated herein by reference.

     (u) "Schedule of Deferred Compensation" means the Schedule of Deferred Compensation attached hereto and incorporated herein by reference.

     (v) "Schedule of Other Terminated Benefits" means the Schedule of Other Terminated Benefits attached hereto and incorporated herein by reference.

     (w) "Schedule of Positions" means the Schedule of Positions attached hereto and incorporated herein by reference.

     (x) "Schedule of Retirement Benefits" means the Schedule of Retirement Benefits attached hereto and incorporated herein by reference.

     (y) "Schedule of Vested Options" means the Schedule of Vested Options attached hereto and incorporated herein by reference.

     (z) "Voting Stock" means shares of capital stock of the Parent that are entitled to vote in periodic elections for directors and any shares of capital stock, or similar securities, of any Affiliate of the Parent which are entitled to vote in periodic elections for directors or other similar governing board members.

     (aa) "Works" has the meaning specified in Section 4.05.

     SECTION 1.02 INTERPRETIVE MATTERS. In this Agreement, unless the context otherwise requires, the singular shall include the plural, the masculine shall include the feminine and neuter, and vice versa. The terms "includes" or "including" shall mean "including without limitation." References to a Section, Article, Exhibit or Schedule shall mean a Section, Article, Exhibit or Schedule of this Agreement, and reference to a given agreement or instrument shall be a reference to that agreement or instrument as modified, amended, supplemented and restated through the date as of which such reference is made. This Agreement and any documents or instruments delivered pursuant hereto shall be construed without regard to the identity of the Person who drafted the various provisions of the same. Each and every provision of this Agreement and such other documents and instruments shall be construed as though the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments.

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                     Article 2: EMPLOYMENT AND COMPENSATION

     SECTION 2.01 RESIGNATION. Effective upon the Company's approval and execution of this Agreement, Executive does hereby resign from any and all positions of responsibility or authority at the Company, any subsidiary or Affiliate of the Company, any other entity in which the Company or any of its Affiliates has an investment where Executive's position with such entity is related to such investment, and any division, unit, plan, program, trust, fund, project or other subdivision established, organized or sponsored by the Company or any of its subsidiaries or Affiliates or any such other entity, whether such position is that of an agent, officer, manager, member, partner, executive, trustee, administrator, director or otherwise, provided that with respect to any membership that Executive may have on the board of directors or similar governing board of any publicly traded entity, Executive's resignation shall be deemed deferred until the Company makes written request therefor. Without limiting the generality of the foregoing, Executive hereby resigns from all positions set forth or described in the Schedule of Positions attached hereto and incorporated herein by reference. Notwithstanding the foregoing, if the Effective Date is after the date hereof, then between the date hereof and the Effective Date, Executive shall remain an employee of the Company on administrative leave, entitled to compensation for such period at his current base rate of salary and existing fringe benefits, but it is understood that Executive shall have no authority to bind or to determine or direct any activity of, or represent, the Company or any of its Affiliates during such period. Upon the Effective Date, and without any further action by Executive or the Company, Executive's employment with the Company shall end.

     SECTION 2.02 FURTHER ASSURANCES. To the extent necessary, Executive agrees from time-to-time, upon the Company's reasonable request, to execute any and all documents as may be necessary or desirable, in the reasonable and good faith judgment of the Company or any of its Affiliates, to further confirm and/or effectuate the aforesaid resignations.

     SECTION 2.03 EFFECT OF RESIGNATION. Executive and the Company agree that the resignation contained herein arises from the mutual agreement of the Executive and the Company, resulting in a cessation of Executive's continued employment. Accordingly, such resignation shall not be construed or deemed to be a termination of Executive's employment by the Company, whether with or without cause, or to constitute or be deemed to be any breach of any employment or other obligation or duty by either the Executive or by the Company or any of its Affiliates, whether express or implied, for any purpose, provided that for purposes of construing the provisions of any employee benefit plan in which Executive has been a participant, Executive's resignation shall be given the same effect as a termination without cause.

     SECTION 2.04 COMPENSATION AND BENEFITS. Executive hereby agrees that the following, together with amounts that shall be payable to Executive under
Article 3 hereof in respect of Executive's Consulting Services, accurately reflect all of the compensation,

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benefits or perquisites payable or otherwise to be provided to Executive by the Company and its Affiliates on and after the Effective Date as a result of Executive's employment by and separation from the Company and its Affiliates and that Executive is not entitled to any other compensation, benefits, or perquisites except as set forth in this Agreement:

     (a) Salary. On the Effective Date, Executive will receive accrued base salary from the end of the immediately preceding payroll period for which payment has been made through the Effective Date.

     (b) Accrued Vacation. On the Effective Date, the Company will pay Executive such amounts as are due Executive for accrued and unused vacation time in accordance with the Company's usual policies. After the Effective Date, Executive will not accrue or be paid for vacation time in connection with his provision of consulting services to the Company.

     (c) Executive Incentive Compensation Plan. On the Effective Date, the Company will pay Executive a bonus amount for the 1999 year under the Company's Executive Incentive Compensation Plan equal to a gross amount, before withholding, of Three Hundred Forty-Seven Thousand Two Hundred Fifty Dollars Exactly ($347,250). Executive shall not be entitled to any further payments under the Company's Executive Incentive Compensation Plan, including for any period after 1999. Nothing in this paragraph shall create any inference or expectation regarding bonuses actually to be paid to participants in such Plan for the 1999 year, which may be above or below target amounts for individuals or in the aggregate.

     (d) Options. For purposes of the vesting of any unvested awards previously made to Executive under the Edison International Equity Compensation Plan or under the Edison International Management and Officer Long-Term Incentive Compensation Plans (the "Equity Plans"), Executive's employment by the Company shall be given the same effect as if Executive had remained regularly employed through the Effective Date. Executive and the Company agree that, as of the Effective Date, Executive's vested options to acquire stock of the Parent and vested phantom options in respect of the Company will be as set forth in the Schedule of Vested Options attached hereto and incorporated herein by reference (the "Options"). From and after the Effective Date, the Executive shall no longer be eligible for grants of any awards under the Equity Plans or under any other long-term incentive plan of the Company or its Affiliates, and except as set forth in Section 3.02, all unvested awards shall terminate as of the Effective Date. On March 16, 2000, the Company shall pay to Executive, by wire transfer in accordance with Executive's reasonable written instructions given at least forty-eight (48) hours in advance, a gross amount, before withholding, that is equal to the difference between $471.0642 per phantom share and the pertinent exercise price of such share as shown on the Schedule of Vested Options for each vested phantom Option of the Company. From and after the date hereof, Executive shall have no further rights or entitlements in respect of such phantom Options or any phantom options in respect of the Company, except as set forth in Section 3.02; provided that if,

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within six (6) months of the date hereof, the Company or any Affiliate of the Company consummates an exchange offer with holders of phantom options of the Company in which the stated exchange value (before interest and any contingent amounts) per phantom share for purposes of the exchange offer exceeds $471.0642 per phantom share, then, within thirty (30) days following the completion of such exchange offer, the Company shall pay to Executive a gross amount, before withholding, equal to such excess multiplied by the number of vested phantom Options of Executive shown on the Schedule of Vested Options. Following the Effective Date, Options for stock of the Parent listed on the Schedule of Vested Options, shall remain subject to the terms of the award and the Plan under which they were granted, subject to the provisions of Section 3.02.

     (e) Deferral Plans. The Schedule of Deferred Compensation attached hereto and incorporated herein by reference sets forth, as of the date shown, the vested balance of Executive's deferral account in the Edison International Executive Deferred Compensation Plan and units credited to Executive's stock unit account in the Edison International Option Gain Deferral Plan. All deferred compensation benefits shown on the Schedule of Deferred Compensation, following the Effective Date, shall remain subject to the terms of the Deferred Compensation Plan applicable thereto.

     (f) Retirement Benefits. The Schedule of Retirement Benefits attached hereto and incorporated herein by reference sets forth, as of the Effective Date, the vested benefits payable to Executive under retirement plans of the Company and its Affiliates in which he has been a participant. All such benefits shown on the Schedule of Retirement Benefits, following the Effective Date, shall remain subject to the terms of the pertinent retirement plan applicable thereto, including the conditions to payment set forth therein. After the Effective Date, there will be no further accrual of benefits for Executive under such retirement plans.

     (g) Health Benefits. From the Effective Date until eighteen (18) months thereafter, Executive and his family shall remain eligible to continue to participate in medical and dental plans of the Company and its Affiliates on the same basis as if Executive had remained employed by the Company in his current position, provided that Executive shall be responsible for paying the premium costs therefor in accordance with the Company's ordinary practices in respect of former employees, subject to the further provisions of Section 3.02.

     (h) Other Insurance Coverage. Executive acknowledges that, except as provided in Section 2.04(g) above and Section 3.02(c), no life, health, accident, disability or other insurance policies or health or welfare benefits will be provided for him by the Company or its Affiliates after the Effective Date.

     (i) Contract Costs. The Company will reimburse Executive for the reasonable fees and costs of any attorney, financial advisor, accountant and/or other professional

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advising and assisting Executive in the negotiations of this Agreement, up to Twenty-Five Thousand Dollars ($25,000) in the aggregate.

     (j) Outstanding Expense Reports. Executive agrees to submit to the Company an expense report for all reimbursable and reasonable expenses he has incurred as an employee of the Company no later than the fifteenth business day following the Effective Date, and acknowledges that the business expenses to be contained in such expense report will be the only remaining reimbursable business expenses incurred by Executive while in the Company's employ. The Company will reimburse Executive for such expenses within thirty (30) days of Executive's submission of the report, to the extent such expenses are valid and reimbursable under Company policy.

     (k) Severance. On the Effective Date, the Company shall make a one-time severance payment to Executive in an amount, prior to withholding, that is equal to Five Hundred Thousand Dollars Exactly ($500,000).

     (l) Other Compensation. Executive acknowledges that from and after the Effective Date, all other compensation, benefits and perquisites to which he has been entitled as an employee of the Company shall forthwith terminate and that he shall no longer be entitled to receive the same, including without limitation, reimbursement for the costs of a car and driver and for private club memberships. Without limiting the generality of the foregoing, the other benefits and perquisites in which Executive currently participates which shall no longer be available to him after the Effective Date are as set forth in the Schedule of Other Terminated Benefits attached hereto and incorporated herein by reference.

     SECTION 2.05 WITHHOLDING. Executive agrees that all compensation, benefits and perquisites payable hereunder shall be paid after withholding for taxes which, in the Company's reasonable good faith judgment, are required to be withheld by the Company, including income taxes at the then current published federal and state rate unless Executive elects to use a higher rate. Notwithstanding the foregoing, it is understood that all personal income and related taxes applicable to any and all compensation, benefits and perquisites payable hereunder shall be paid by Executive, and the Company shall not be obligated to pay any such taxes or to provide Executive with funds for the payment of same.

     SECTION 2.06 COMPANY PROPERTY. Executive agrees to return to the Company, as soon as practicable, but in any event on or prior to the Effective Date, all Company property, including, but not limited to, all keys, credit cards, documents, equipment (including computer and telephone equipment) automobiles, files, data and records of any kind whatsoever that he has in his possession or control (except for any Company property that the Company authorizes Executive in writing to retain for purposes of his providing the Consulting Services hereunder) regardless of the form for storage thereof (whether documentary, on discs or present on other electronic media). The Company agrees to permit Executive to retain copies of documents that are contained in his office files and that are personal

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in nature, subject to the Company's prior review of such materials and approval of their retention by the Executive. Notwithstanding the foregoing, (a) subject to the Company's satisfaction that all Company information and programs have been removed therefrom, Executive may retain the Company's personal computer currently at Executive's residence, and (b) the Company will cooperate and work together with Executive to facilitate Executive's assumption of the Company's future obligations in respect of the automobile currently leased by the Company for Executive.

     SECTION 2.07 RELEASES. In further consideration of the Company's entry into this Agreement with Executive and its promise to make payments and to provide benefits hereunder to which Executive is not otherwise entitled, Executive is, concurrent with the Company's execution of this Agreement, delivering to the Company executed copies of the forms of releases attached hereto, respectively, as "Form of General Release" and "Form of Age Discrimination Release." In the event that the Executive exercises his right to rescind the Age Discrimination Release, then notwithstanding any other provision of this Agreement, the Company shall have the right, within five (5) days thereafter, to terminate any and all further obligations of the parties under this Agreement.

                             Article 3: CONSULTING

     SECTION 3.01 CONSULTING SERVICES. During the Consulting Term, Executive will, when reasonably requested to do so by the Company's Chairman, Chief Executive Officer or Board of Directors, provide the Company and its officers and directors with strategic consulting and advisory services related to material aspects of the Company's business. All Consulting Services provided hereunder will be provided on an "as requested" basis, subject to Executive's reasonable availability. Without limiting the generality of the foregoing, and subject to the Company's compensating the Executive for additional time as provided for herein, Executive shall not be required to expend more than forty
(40) hours per month on providing Consulting Services hereunder. When requested to provide Consulting Services, Executive shall endeavor to do so in a professional, diligent and workmanlike manner, providing the Company and its Affiliates with the benefit of his best, informed and professional judgment. All Consulting Services shall be provided by Executive personally, but Executive shall have the right to obtain the assistance of his employees at no additional cost to the Company.

     SECTION 3.02 COMPENSATION. In consideration of his providing the Consulting Services and subject to the terms and provisions of this Agreement and Executive's compliance therewith, the Company shall pay to the Executive the following compensation:

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     (a) The Company shall pay Executive a consulting fee at the rate of Three
Hundred Thousand Dollars ($300,000) per annum, payable in equal monthly installments on the last day of each month during the Consulting Term (pro-rated for partial months during the Term).

     (b) In the event that Executive provides more than forty (40) hours of Consulting Services in any calendar month, then the Company shall also pay Executive $[300] for each such additional hour, provided that within thirty (30) days following the close of such month, Executive submits to the Company an invoice setting forth time expended for Consulting Services during such month in reasonable detail and with such supporting documentation as the Company may reasonably request.

     (c) During the Consulting Term, the Company shall reimburse Executive, or, if requested by Executive, pay directly on Executive's behalf, up to Twenty Thousand Dollars ($20,000) per annum in the aggregate, for Executive's premium costs for health care benefits comparable to those referred to in Section 2.04(g) and premium costs for disability insurance coverage comparable to that now enjoyed by Executive under the Company's long-term disability plan (to the extent commercially available), subject in each case to the Company's receipt from time-to-time and upon request of customary certifications of Executive's ineligibility for health care or disability benefits, as the case may be, under a plan of another employer.

     (d) Notwithstanding any other provision of the Equity Plans, certain unvested awards of options for Parent company stock granted to the Executive in 1998 and 1999 shall continue to vest as follows. One twenty-fourth (1/24) of the 6,650 currently unvested Parent company options granted to Executive on January 2, 1998, and one twenty-fourth (1/24) of the 17,325 currently unvested Parent company options granted to Executive on January 4, 1999, shall continue to vest at the end of each calendar month completed during the Consulting Term (pro-rated for the partial periods from the Effective Date to January 31, 2000, and from January 1, 2002 to January 18, 2002). Furthermore, the term for the exercise by Executive of any vested options to acquire capital stock of the Parent that are listed on the Schedule of Vested Options or that are vested pursuant to the provisions of this Section 3.02(d) shall be extended to, and including, the 180th day following the end of the Consulting Term.

     (e) Notwithstanding any other provision of the Equity Plans, certain unvested awards for phantom options in respect of the Company granted to the Executive in 1998 and 1999 shall continue to vest as follows. One twenty-fourth (1/24) of the 3,930 currently unvested phantom options granted to Executive on January 2, 1998, and one twenty-fourth (1/24) of the 8,010 currently unvested phantom options granted to Executive on January 4, 1999, shall continue to vest at the end of each calendar month completed during the Consulting Term (pro-rated for the partial periods from the Effective Date to January 31, 2000, and from January 1, 2002 to January 18, 2002). Within ten (10) days following the close of each calendar month as of the end of which unvested options have vested pur-

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suant to the preceding sentence, the Company shall pay to Executive a gross amount, before withholding, that is equal to the difference between $471.0642 (subject to adjustment in accordance with the proviso to the penultimate sentence of Section 2.04(d)) for each phantom option that vested at the end of the preceding month under this Section 3.02(e) and the pertinent exercise price thereof. By way of example, if there were 12,000 unvested options, 500 options would vest monthly, and the Company would pay Executive on a monthly basis the excess of $471.0642 (subject to adjustment in accordance with the proviso to the penultimate sentence of Section 2.04(d)) per option over the exercise price of each of such 500 options.

     (f) The Company may, in its discretion, withhold taxes from amounts due Executive under this Section 3.02 unless and to the extent an acceptable legal opinion is received from Executive's legal counsel to the effect that withholding is either not applicable or not required.

     SECTION 3.03 EXPENSE REIMBURSEMENT. The Company will reimburse Executive, in accordance with the Company's customary practices, for reasonable and customary out-of-pocket expenses which are pre-approved by the Company and actually incurred and paid by Executive as a result of and directly related to the provision of Consulting Services, provided that such expenses would be reimbursable to management executives of the Company under then prevailing Company policies. In no event shall such expenses include salaries of Executive's employees, or other overhead costs.

     SECTION 3.04 INDEMNITY. The Company shall indemnify and hold harmless Executive and his Affiliates from and against any and all Claims, actual or threatened (including all expenses incurred in connection therewith as they are incurred) arising from or related to Executive's performance of the Consulting Services, except to the extent that such Claims or threatened Claims arise from or are related to the breach of this Agreement by Executive or the gross negligence or willful misconduct of Executive or his Affiliates, for which Executive shall indemnify and hold harmless the Company and its Affiliates to the same extent as the Company would otherwise be obligated to provide indemnity to Executive.

     SECTION 3.05 RELATIONSHIP BETWEEN PARTIES. The parties acknowledge and agree that the provision of the Consulting Services shall not create any association, partnership, joint venture, agency or employer and employee relationship between the Company and the Executive. Executive acknowledges that Executive is being engaged as an independent contractor, and Executive will not be eligible for benefits generally available to the employees of the Company. In the performance of the Consulting Services, Executive agrees at his sole cost and expense to materially comply with all applicable laws and with such requirements or restrictions as may be imposed by any governmental authority, including the procurement of any applicable permits and compliance with any applicable laws now or hereafter in effect relating to Executive's provision of Consulting Services or Execu-

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tive's hiring of any employees in connection therewith, including any applicable workers' compensation, unemployment, and wages and hours laws.

     SECTION 3.06 LIMITATIONS ON AUTHORITY. Except as may be expressly authorized in writing from time to time by the Company's chief executive officer, Executive agrees that he will not have authority to, and that he will not, in connection with the Consulting Services, (a) enter into any contracts or other undertakings binding on, or imposing any obligations or liabilities on, the Company or any of its Affiliates, or (b) make any representations to any Person(s) that either Executive or any Person acting under his authority has the authority to act for the Company or any of its Affiliates or represent that either Executive or any Person in his employ or under his authority is engaged by the Company or any of its Affiliates in any capacity other than the engagement hereunder as a consultant.

     SECTION 3.07 EARLY TERMINATION. In addition to any other rights or remedies at law, in equity or pursuant to any other provisions of this Agreement, the consulting relationship created hereby may be terminated as follows:

     (a) By the Company at any time:

     (i) Upon written notice to Executive in the event of his material breach or default hereunder, provided that if such material breach or default is curable, then Executive shall have thirty (30) days to cure the default or breach;

     (ii) Upon written notice to Executive pursuant to the provisions of Section 4.03(a), or in the event of his habitual neglect of duty, or in the event of his failure to follow reasonable instructions consistent with the scope of his engagement from the Company's Chief Executive Officer, Chairman or Board of Directors, or in the event of any gross negligence, willful misconduct or intentionally tortious acts or omissions, or in the event of any acts of material dishonesty, committed by Executive in the course of providing Consulting Services;

     (iii) Upon the death or permanent disability of Executive (as determined in accordance with the Company's customary policy); or

     (iv) Upon thirty (30) days' prior written notice to Executive for any other reason or for no reason; or

     (b) By the Executive, at any time on or after the expiration of six (6) calendar months from the Effective Date, upon thirty (30) days' prior written notice to the Company for any reason or for no reason.

     In the event of any termination arising under Section 3.07(a)(i), (ii) or
(iii) or Section 3.07(b), then and in such event the Company shall be obligated to pay the compensation set

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forth in Section 3.02 that is due hereunder to the date of termination only and shall have no obligation to provide further compensation thereafter, and all currently unvested options and phantom options shall cease vesting under Sections 3.02(d) and (e) or otherwise as of the end of the calendar month immediately preceding such date of termination, provided that if the Consulting Term has not earlier terminated pursuant to Section 3.07(a)(i) or (ii) or under
Section 3.07(b), all then unvested options and phantom options shall vest and be paid upon any termination under Section 3.07(a)(iii). In the event of any termination under Section 3.07(a)(iv), the Company shall remain obligated to continue to provide the compensation to Executive that would otherwise become due thereafter under the terms of Section 3.02 of this Agreement but for such termination, and Executive's rights under Sections 3.02(d) and (e) shall be unaffected by such termination. In the event the Company wishes to obtain insurance for its obligations in the event of Executive's death or disability, Executive agrees to reasonably cooperate with the Company in such endeavor.

                  Article 4: ADDITIONAL COVENANTS OF EXECUTIVE

     SECTION 4.01 CONFIDENTIALITY.

     (a) Executive acknowledges that he has held a sensitive management position with the Company and that, by virtue of having held such position, he has had access to and has learned the Company's and its subsidiaries' and Affiliates' confidential and proprietary information and trade secrets pertaining to its and their past, present, planned or projected operations, results of operations, prospects, processes, know-how, services, projects, strategies, techniques, procedures, financial capabilities, assets, transactions, partners, financing sources and personnel, disclosure of any of which to present or future competitors, investors, partners or the general public would be highly detrimental to the best interests of the Company and its Affiliates. All such confidential and proprietary information to which Executive has had prior access as a result of his position with the Company, and all similar information to which Executive may have access in the future as a result of performing Consulting Services, are herein referred to as "Confidential Information." Examples of such confidential and proprietary information include, but are not limited to, the Company's investigations of and development and analytical work on potential future electric generation assets, both those potentially to be constructed and those potentially to be acquired. Executive further acknowledges and agrees that the right to maintain the confidentiality of such Confidential Information constitutes a proprietary right which the Company and its Affiliates are entitled to protect.

     (b) Accordingly, without limiting any obligations of Executive arising at law or pursuant to any existing agreement to which Executive is bound, Executive covenants and agrees to and in favor of the Company that, subject to the further provisions of this

Agreement, Executive shall not disclose any Confidential Information to any Person other than as approved by the Company in writing in advance in connection with Executive providing Consulting Services hereunder, and Executive shall not use for the Executive's own purposes or for any purpose other than those of the Company and its Affiliates any Confidential Information during the Consulting Term or at any time thereafter until such Confidential Information has been otherwise publicly disclosed. Without limiting the generality of the foregoing, Executive agrees that, except as permitted in writing by the Company, he will not respond to or in any way participate in or contribute to any public discussion, notice or other publicity concerning or in any way related to Confidential Information or, subject to Section 5.10, any matters concerning his employment at the Company. Executive agrees that any disclosure by him of any of the Confidential Information shall constitute a material breach of this Agreement and of his fiduciary obligations to the Company.

     (c) For purposes of this Section 4.01, "Confidential Information" does not include information which (i) is or becomes generally available to the public other than as a result of disclosure by Executive, or (ii) was within the Executive's possession prior to being furnished to the Executive by or on behalf of the Company or its Affiliates, provided that the Executive did not receive such information in a fiduciary capacity and provided further that the scope of such information was not known to the Executive to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company or any of its Affiliates or any other Person with respect to such information.

     (d) If Executive is requested or required (by oral questions, interrogatories, requests for information or documents in connection with any legal proceedings, subpoena, civil investigative demand or other similar process) to disclose any Confidential Information, then Executive shall provide the Company with prompt written notice of any such request or requirement so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. If, in the absence of a protective order or other remedy or the receipt of a waiver from the Company, the Executive is, in the written opinion of counsel reasonably acceptable to the Company (the reasonable attorney's fees and costs of which opinion the Company shall reimburse), legally compelled to disclose Confidential Information to any tribunal or else stand liable for contempt, or suffer other censure or penalty, then Executive may, without liability hereunder, disclose to such tribunal only that portion of the Confidential Information which such counsel advises the Executive is legally required to disclose, provided that Executive exercises commercially reasonable efforts to preserve the confidentiality of the Confidential Information, including, without limitation, by cooperating with the Company to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information by such tribunal.

     (e) Without limiting the provisions of Section 2.06, all files, forms, brochures, books, materials, written correspondence, memoranda, documents, manuals, computer disks, software products and lists that have in the past or may in the future come into the possession or control of the Executive as a result of his being an employee of or consultant to the Company shall at all times remain as the property of the Company and not of the Executive. At the times required by
Section 2.06, upon conclusion of the Consulting Term and at any other time or times demanded by the Company, Executive shall deliver promptly to the Company all such property in the possession of the Executive or directly or indirectly under the control of the Executive. Executive agrees not to make, for the use of the Executive or of any other Person, reproductions or copies of any such property or other property of the Company.

     (f) Executive agrees that following his employment by the Company, he will not, without the prior written consent of the Chief Executive Officer of the Company, undertake employment or provide services for any Person other than the Company or its Affiliates if the loyal and complete fulfillment of his duties in connection with such employment or services would require him to reveal or otherwise use any Confidential Information in violation of the provisions hereof.

     SECTION 4.02 STOCK ACTIVITY. Executive hereby agrees that from the date hereof until the second anniversary of the Effective Date, Executive shall not:

     (a) Acquire, by purchase or otherwise (except pursuant to Executive`s participation in employee benefit plans), offer to acquire or obtain the right to acquire, propose to acquire, announce any intention or plan to acquire, or announce or make any request for permission to acquire, directly or indirectly, any shares of Voting Stock, or any other security convertible into or exercisable or exchangeable for Voting Stock, unless (i) following such acquisition and after giving effect thereto, the Executive and any Group of which he is a member, would not be directly or indirectly the beneficial owners of more than five percent (5%) of the outstanding shares of Voting Stock of the Parent, the Company or any Affiliate thereof, as the case may be, and (ii) such acquisitions or offers or agreements to acquire are made in open market transactions (or pursuant to the Equity Plans);

     (b) Directly or indirectly engage in, or become a member of a Group which is engaging or which subsequently engages in, any tender offer or exchange offer for any shares of Voting Stock;

     (c) Take any other action, participate in or become a member of any Group, or make any proposal, offer to acquire or obtain a right to acquire, propose to acquire, announce any intention or plan to acquire, or announce or make any request for permission to acquire, directly or indirectly or alone or together with others, control of the Company or of any Affiliate of the Company or of any division, business segment or significant amount of assets of the Company or of any Affiliate of the Company;

     (d) Enter into any voting agreement or proxy arrangement with respect to shares of Voting Stock, or deposit any shares of Voting Stock into any voting trust or similar entity, as a result of which the voting rights associated with any or all of Executive's Voting Stock are vested in another Person, other than proxies (or their substitutes) designated by the Board of Directors of the issuer of such Voting Stock in proxy material for any meeting of stockholders of such issuer;

     (e) Conduct or become a participant in any solicitation of proxies with respect to Voting Stock, or make any announcement with respect to any solicitation of proxies, for the purpose of opposing a solicitation (for election of directors or otherwise) approved by a majority of the whole Board of Directors of the issuer of such Voting Stock, or present any proposal, or solicit or become a participant in the solicitation of proxies in favor of a proposal, for action at a meeting of the stockholders of such issuer, which is not approved by a majority of the whole Board of Directors of such issuer;

     (f) Enter into any plan, agreement or arrangement, or become a member of any Group, for the purpose of engaging in any activity prohibited by the foregoing paragraphs of this Section 4.02 ; or

     (g) Assist any other Person in connection with such other Person's engaging in any activity which, if engaged in by the Executive, would constitute a violation of this Section 4.02.

     SECTION  4.03  NON-COMPETITION.

     (a) Without limiting the provisions of Sections 4.01. 4.02 and 4.04, and as a further inducement to the Company to enter into this Agreement, Executive agrees that, except as otherwise permitted hereby, until the expiration of six
(6) calendar months from the Effective Date, or until the end of the Consulting Term if the Consulting Term ends after the expiration of six (6) calendar months from the Effective Date, Executive shall not, directly or indirectly, for his own account or as agent for another, carry on or participate in the ownership, management or control of, or be employed by, or serve as a director of, or consult for, or license or provide know-how to, or otherwise render services to, or allow his name or reputation to be used in or by, any other present or future business enterprise that, either alone or together with its Affiliates, engages in the Line of Business and competes with current or planned activities of the Company and its Affiliates anywhere in the world without the prior written approval of the Chief Executive Officer of the Company. In the event of any violation of the foregoing, then and in such event the Company may, upon notice to Executive, terminate the consulting relationship between Executive and Company without limiting any other remedies of the Company.

     (b) Notwithstanding the foregoing, nothing herein shall limit the right of Executive, as an investor, to hold and make investments in securities of any corporation or other entity that competes in the Line of Business with the Company and its Affiliates and that is registered on a national securities exchange or admitted to trading privileges thereon or actively traded in a generally recognized over-the-counter market, provided that the aggregate of all of Executive's beneficial ownership therein does not exceed one percent (1%) of the outstanding equity interests in such corporation or other entity.

     (c) Executive acknowledges that he considers the restrictions set forth in this Section 4.03 to be reasonable both individually and in the aggregate and that the duration, geographic scope, extent and application of each of such restrictions are no greater than is necessary for the protection of the legitimate interests of the Company and its Affiliates. In the event that any restriction herein shall be found to be void or unenforceable but would be valid or enforceable if some part or parts thereof were deleted or the period or area of application reduced, each of the parties hereby agrees that such restriction shall apply with such modification as may be necessary to make it valid.

     SECTION 4.04 NON-SOLICITATION; NON-DISPARAGEMENT; NON-INTERFERENCE. During the period that begins on the date hereof and that ends on the second anniversary of the Effective Date, Executive agrees that he will not, directly or indirectly, for his own benefit, for the benefit of any Person other than the Company or its Affiliates, or otherwise:

     (a) Solicit, encourage or induce, or assist any Person to solicit, encourage or induce, any officer, director, executive or employee of the Company or its Affiliates to leave his or her employment with the Company or its Affiliates for any reason, it being agreed that the foregoing shall not prohibit Executive from soliciting the employment of his current secretarial assistant;

     (b) Induce or attempt to induce any customer, supplier, financier, government agency, independent contractor, developer, promoter or other Person having any business or regulatory relationship with the Company or any of its Affiliates to cease, reduce or alter the nature, amount or terms of business conducted or regulatory oversight or practices followed with respect to the Company or any of its Affiliates or to engage in any business, regulatory or other activity which might materially harm the Company or any of its Affiliates or which is opposed by the Company and its Affiliates;

     (c) Make or cause to be made any public statement that is disparaging of the Company or any of its Affiliates or their respective businesses or that materially injures the business or reputation of the Company or any of its Affiliates or their respective businesses; or

     (d) Directly or indirectly advise, consult or discuss with, provide information to, or assist any Person, including any holder of phantom options in the Company or any advisor or representative of any such holder, or make any comment or offer or provide any opinion or otherwise make statements, concerning the phantom options, or the grant, appreciation, value, or exercise thereof, or any transaction or proposed transaction in respect of such phantom options, including without limitation any planned or actual exchange offer by the Company therefor, or any interpretation or action by the Company planned or actually made with respect to such phantom options, or any claims or proceedings, whether pending or threatened, relating to such phantom options, without the prior written consent of the Chief Executive Officer of the Company, except and to the extent compelled by law.

     SECTION 4.05 OWNERSHIP OF WORKS. As between the Company and Executive, the Company shall be the sole and exclusive owner, throughout the universe, in perpetuity, of all right, title, interest, benefits and profits of every kind and nature whatsoever, whether now known or unknown, in, to and from all programs, financial or business plans, all non-generic ideas and concepts, logos, discoveries, trade secrets, prospect lists, or other tangible work product and materials (including, without limitation, tangible materials containing market, financial and other research) of every kind and nature whatsoever (collectively, the "Works") written, conceived, developed, furnished or created by or under the auspices of Executive in connection with his performance of duties as an employee of or consultant to the Company, and all results, benefits and proceeds of such Works (all of such Works, results, benefits and proceeds being collectively referred to as the "Materials"). All of such Materials shall constitute a "work made for hire" for the Company within the meaning of the United States Copyright Act of 1976, as amended. In the event that the Materials or any portion thereof are for any reason whatsoever not deemed to be a "work made for hire" for the Company, Executive hereby grants and assigns to the Company all right, title, interest, benefits and profits of every kind and nature whatsoever, whether now known or unknown, in, to and from the Materials. As between the Company and Executive, the Company shall at all times have the perpetual and exclusive right to exploit such Materials and all works derived therefrom throughout the universe, and all revenues and other benefits and profits derived by the Company from such exploitation, as between the Company and Executive, shall be the sole and exclusive property of the Company. Executive agrees to execute, and to cause each of his employees or agents to execute, any and all formal assignments, recordations and any other documents which the Company reasonably deems are necessary or desirable to effectuate and/or evidence the Company's rights in and to the Materials.

     SECTION 4.06 COOPERATION WITH LEGAL PROCESS. From and after Executive's employment with the Company, the Company shall, consistent with the Company's then existing policies for indemnification of officers, continue to indemnify Executive for his activities as an officer, director and employee of the Company to the extent provided under and permitted by, and subject to the provisions and conditions of, law and the charter documents of the Company in effect at the time, as though Executive remained an officer, director and/or employee of the Company. In return, Executive agrees to provide reasonable cooperation and assistance to the Company, when and as requested by the Company and without charge to the Company except for the Executive's reasonable and bona fide out-of-pocket costs (including reasonable attorney's fees and costs), in connection with any and all pending or threatened claims, proceedings and investigations (whether on behalf of or against the Company) arising out of, or alleged to arise out of, facts or circumstances existing during the term of Executive's employment by the Company.

                         Article 5: GENERAL PROVISIONS

     SECTION 5.01 OPPORTUNITY TO REVIEW WITH COUNSEL. Executive represents that he has discussed all aspects of this Agreement with an attorney of his choice, that he has carefully read and fully understands all of the provisions of this Agreement and that he is voluntarily entering into this Agreement.

     SECTION 5.02 CHOICE OF LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, without reference to the choice of law doctrine of California.

     SECTION 5.03 REMEDIES. The rights and remedies of each party under this Agreement are not, except as expressly provided herein to the contrary, to the exclusion of each other or of any other rights or remedies of such party. Each party may exercise or decline to exercise any one or more of its rights and remedies without waiver of any such subsequent exercise of such right and remedy or any other rights and remedies of such party. Executive acknowledges that the Company cannot be properly protected from adverse consequences if Executive should default under specified provisions of this Agreement. Accordingly, the Executive agrees that in the event of any breach or threatened breach by Executive of any of the provisions of Sections 3.06, 4.01, 4.02, 4.03, 4.04 or 4.05, the Company, in addition to any other right or relief to which it may be entitled, shall be entitled to an order enjoining such breach or threatened breach and specifically enforcing Executive's compliance with the provisions thereof, Executive agreeing that he is hereby estopped and prohibited from arguing that damages are an adequate remedy for any such breach or threatened breach or that such equitable relief is inappropriate under the circumstances.

     SECTION 5.04 SEVERABILITY. Without limiting the applicability of Section 4.03(c), if any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the provisions hereof is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the provisions hereof are implemented and enforced as originally contemplated to the greatest extent possible.

     SECTION 5.05 NO AMENDMENT; ENTIRE AGREEMENT; NO WAIVER. This Agreement and the Schedules and attachments hereto constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, between the parties with respect to the subject matter hereof. Without limiting the generality of the foregoing, Executive specifically represents and acknowledges that in executing this Agreement, he does not rely and has not relied on any representations or statements made by the Company, or any of the Company's agents, representatives or attorneys with regard to the subject matter, basis or effect of this Agreement, or otherwise. This Agreement may not be amended except by an instrument in writing signed by the parties. Either party may (a) extend the time for the performance of any of the obligations or other acts of the other party, or (b) waive compliance with any of the agreements applicable to the other party contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement. The failure of a party to assert any of its rights hereunder shall not constitute a waiver of any of such right.

     SECTION 5.06 RIGHT OF OFFSET. The Company shall have the right to offset against amounts owed Executive by the Company any amounts which, in the future, Executive owes to the Company.

     SECTION 5.07 PARTIES IN INTEREST. This Agreement may not be assigned or transferred by either party, by operation of law or otherwise, without the prior written consent of the other party (which consent may be granted or withheld in the sole discretion of such other party). This Agreement shall be binding upon and inure solely to the benefit of the parties and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

     SECTION 5.08 NOTICES. Any notice, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be deemed to have been delivered, given, and received for all purposes (a) if delivered personally to the Person to whom it is addressed, or
(b) when the same is actually received, if sent by a nationally recognized courier service (which provides proof of delivery), by registered or certified mail (postage and charges prepaid), or by facsimile (if such facsimile is followed by a hard copy of the facsimile communication sent promptly thereafter by a nationally recognized courier service (which provides proof of delivery) or registered or certified mail (postage and charges prepaid)), addressed as set forth in the Schedule of Addresses attached hereto and incorporated herein by reference or to such other address as such Person may from time to time specify by due notice.

     SECTION 5.09 COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by the Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

     SECTION 5.10 PUBLICITY. The parties agree that, for a period of at least six (6) months, they will keep the terms, amounts and facts of this Agreement completely confidential, and that they will not during such period disclose any information concerning this Agreement to anyone except their respective attorneys or accountants, including, but not limited to, any past, present or prospective employees of the Company or any of its Affiliates, except in each case as may be required by law, including, without limitation, filings required by the Company and by its parent entity with the Securities and Exchange Commission. Notwithstanding the foregoing, the parties shall mutually agree upon forms for a press release, internal communications and answers to press questions to be used in connection with announcing Executive's resignation. Subject to Executive conforming and limiting his statements to the substance of such mutually agreed upon press release, internal communications and answers to press questions, Executive may respond to press or analyst inquiries concerning his resignation.

     SECTION 5.11 HEADINGS. The descriptive headings contained in this Agreement and table of contents of this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     SECTION 5.12 ATTORNEYS FEES. In any litigation or proceeding relating to this Agreement, the prevailing party shall be entitled to recover its costs and reasonable attorney fees.

     SECTION 5.13 FURTHER ASSURANCES. The parties agree to execute such further instruments and perform such further acts as may be reasonably necessary to carry out the intent and purposes of this Agreement.

     SECTION 5.14 ADDITIONAL COVENANTS OF THE COMPANY. The Company agrees that, for a period of two (2) years from the Effective Date, the Company and its Affiliates will not publicly issue any press release that disparages, or materially injures the business or reputation of, the Executive, and will make reasonable efforts to prevent their executive officers and official spokespersons from making public statements on behalf of the Company or its Affiliates that are disparaging of Executive or materially injure his business or reputation. The Company further agrees to exercise reasonable efforts to cause personal mail addressed to Executive to be forwarded to him in a timely fashion (Executive agreeing to make reasonable efforts to notify third parties of the change in his business address).

     SECTION 5.15 DISPUTE RESOLUTION. All disputes arising out of or relating to this Agreement shall be resolved pursuant to the reference procedure set forth in California Code of Civil Procedure 638 et seq. The parties hereby agree to submit to the jurisdiction of the Superior Court of Los Angeles County for such purpose. Either party may initiate the procedure set forth in this Section by providing the other party with notice setting forth the nature of the dispute. The parties shall designate to the Superior Court a referee who is an active attorney or retired judge living in Los Angeles County who shall resolve the dispute. If the parties are unable to designate a referee within 20 days after the receipt of the original referral notice, the parties shall request that the Superior Court appoint a referee. In connection with any proceeding pursuant to this Section, the parties shall have all discovery rights which would have been available had the matters which are the subject of the dispute been decided by the Superior Court. Discovery proceedings may be noticed and commenced immediately after delivery of the original referral notice. The hearing before the referee shall begin no later than 60 days after the receipt of such referral notice. All discovery in connection with the reference procedure shall be concluded no later than 15 days prior to the commencement of the hearing. Judgment upon the award rendered by the referee shall be entered in the Superior Court. Nothing in this Section shall be construed to impair the right of either party to appeal from such judgment.

     SECTION 5.16 APPROVALS. The effectiveness and implementation of this Agreement are subject to the approval of the Boards of Directors of the Company and the Parent and the Compensation and Executive Personnel Committee of the Board of Directors of the Parent.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                             Edward R. Muller
                             -----------------------
                             Edward R. Muller


                             EDISON MISSION ENERGY


                             By: John E. Bryson
                                -------------------
                                 John E. Bryson
                             Title: Chairman


                             By: Alan J. Fohrer
                                -------------------
                                 Alan J. Fohrer
                             Title: President and CEO

                  With respect to Sections 2.04(d) and 3.02(d) only:

                             EDISON INTERNATIONAL


                             By: John E. Bryson
                                -------------------
                                 John E. Bryson
                             Title: Chairman

                             By: Bryant C. Danner
                                -------------------
                                 Bryant C. Danner
                             Title: Executive Vice President
                                    and General Counsel

                              SCHEDULE OF ADDRESSES

         Notices to the Company and to the Parent shall be addressed as follows:

                  Edison International
                  Edison Mission Energy
                  C/O Bryant C. Danner
                  Executive Vice President and
                    General Counsel
                  Edison International
                  2244 Walnut Grove Avenue
                  Rosemead, California 91770

                  FAX:  (626) 302-4775

         Notices to the Executive shall be addressed as follows:

                  Mr. Edward R. Muller
                  502 20th Street
                  Santa Monica, California 90402

                  FAX: (310) 394-5756

         With a courtesy copy to:

                  Ronald M. Greenberg, Esq.
                  Rosenfeld, Meyer & Susman
                  9601 Wilshire Blvd., 4th Floor
                  Beverly Hills, California 90210

                  FAX:  (310) 271-6430

                       SCHEDULE OF DEFERRED COMPENSATION*

         Balances as of January 10, 2000:

         Edison 401(k) Savings Plan and Profit Sharing       $129,460
         Executive Deferred Compensation Plan (EDCP)       $1,015,808
                                                           ----------
                           Total                           $1,145,268
                                                           ==========


         *Additional amounts, if any, arising from Profit Sharing amounts for the 1999 year will be added in the ordinary course when calculated.

                     SCHEDULE OF OTHER TERMINATED BENEFITS*

Employee Life Insurance
Executive Incentive Compensation Plan
Long-Term Incentive Compensation Plan
Equity Compensation Plan
Affiliate Long Term Incentive Program
401(k) Savings Plan
Executive Deferred Compensation Plan
Option Gain Deferral Plan
Executive Retirement Plan
Retirement Plan
Estate and Financial Planning
Comprehensive Disability and Executive Disability Plan
Long-Term Disability
Dependent Life Insurance
Dependent AD&D Insurance
Dependent Care Reimbursement Account
Vacation
Vacation Buying and Selling
Holidays
Personal Use of Company Car/Auto Allowance/Driver
Executive Physical
Accidental Death and Dismemberment
24-Hour Business Travel Accident Insurance
Club Memberships
Health Care Reimbursement Account
Preventive Health Care Account
Employee Assistance Plan (EAP)
Retiree Health Care and Medicare

     * Executive is entitled to any vested benefits and/or balances in any of the above plans but will have no further entitlements under any of the plans except as otherwise provided in this Agreement.

                              SCHEDULE OF POSITIONS

                Company                                Position(s)
      -----------------------------              -----------------------------.
      Edison Mission Energy                      Director, President and Chief
                                                 Executive Officer

      Edison Mission Energy Global               Director, President and Chief
      Management, Inc.                           Executive Officer

      Edison Mission Operation &                 Director and President
      Maintenance, Inc.

      Mission Energy Holdings, Inc.              Director and President

      Edison Mission Energy Australia            Director
      Limited

      Edison Mission Energy Holdings             Director
      Pty Ltd

      Edison Mission Operation &                 Director
      Maintenance Kwinana Pty Ltd

      Edison Mission Operation &                 Director
      Maintenance Loy Wang Pty Ltd

      Latrobe Power Pty Ltd                      Director

      Loy Yang Holdings Pty Ltd                  Director

      Mission Energy Development                 Director
      Australia Pty Ltd

      Mission Energy (Kwinana) Pty Ltd           Director

      Mission Energy Ventures Australia          Director
      Pty Ltd

      Traralgon Power Pty Ltd                    Director

      In addition, any and all positions of responsibility or authority at any entity appearing on the attached list of subsidiaries.

02 EDISON MISSION ENERGY is a California corporation having its principal place of business at 18101 Von Karman Avenue, Suite 1700, Irvine, California 92612- 1046. Edison Mission Energy owns the stock of a group of corporations which, primarily through partnerships with non-affiliated entities, are engaged in the business of developing, owning and/or operating cogeneration, geothermal and other energy or energy-related projects pursuant to the Public Utility Regulatory Policies Act of 1978. Edison Mission Energy, through wholly owned subsidiaries, also has ownership interests in a number of independent power projects in operation or under development that either have been reviewed by the Commission's staff for compliance with the Act or are or will be exempt wholesale generators or foreign utility companies under the Energy Policy Act of 1992. In addition, some Edison Mission Energy subsidiaries have made fuel-related investments and a limited number of non-energy related investments. The subsidiaries and partnerships of Edison Mission Energy are listed below. Unless otherwise indicated, all entities are corporations, are organized under the laws of the State of California and have the same principal place of business as Edison Mission Energy.

EDISON MISSION ENERGY DOMESTIC COMPANIES:
03     AGUILA ENERGY COMPANY (LP)
04 American Bituminous Power Partners, LP (Delaware limited partnership) 49.5%; 50% with Pleasant Valley
05            American Kiln Partners, LP (Delaware limited partnership)
              49.5% of 53%
03     ANACAPA ENERGY COMPANY (GP)
04        Salinas River Cogeneration Company 50%
03     ARROWHEAD ENERGY COMPANY (inactive)
03     BALBOA ENERGY COMPANY (GP)
04        Smithtown Cogeneration, LP (Delaware partnership) 50%; 100%
          w/Kingspark
03     BERGEN POINT ENERGY COMPANY (GP)
04        TEVCO/Mission Bayonne Partnership (Delaware G.P.) 50%
05            Cogen Technologies NJ Ventures (Delaware G.P.) 0.75%
04        Cogen Technologies NJ Ventures (Delaware G.P.) 0.375%
03     BLUE RIDGE ENERGY COMPANY (GP)
04 Bretton Woods Cogeneration, LP (Delaware limited partnership) 50%; 100% w/Bretton Woods
03     BRETTON WOODS ENERGY COMPANY (GP & LP)
04        Bretton Woods Cogeneration, LP (Delaware LP) 50%; 100%
          w/Blue Ridge
03     CAMINO ENERGY COMPANY (GP)
04        Watson Cogeneration Company (general partnership) 49%
03     CAPISTRANO COGENERATION COMPANY (GP)
04        James River Cogeneration Company (North Carolina partnership) 50%
03     CENTERPORT ENERGY COMPANY (GP & LP)
04        Riverhead Cogeneration I, LP (Delaware partnership) 50%; 100%
          w/Ridgecrest
03     CHESAPEAKE BAY ENERGY COMPANY (GP)
04        Delaware Clean Energy Project (Delaware general partnership) 50%
03     CHESTER ENERGY COMPANY (no partners; option Chesapeake,VA)
03     CLAYVILLE ENERGY COMPANY
04        Oconee Energy, LP (Delaware LP) 50%; 100% w/Coronado
03     COLONIAL ENERGY COMPANY (inactive)
03     CORONADO ENERGY COMPANY
04        Oconee Energy, LP (Delaware LP) 50%; 100% w/Clayville
03   DEL MAR ENERGY COMPANY (GP)
04        Mid-Set Cogeneration Company 50%
03   DELAWARE ENERGY CONSERVERS, INC. (Delaware corporation) (inactive)
03   DESERT SUNRISE ENERGY COMPANY (Nevada corporation) (inactive)
03   DEVEREAUX ENERGY COMPANY (LP)
04        Auburndale Power Partners, LP (Delaware LP) 49%; 50% w/El
          Dorado [see 4.03]

03     EASTERN SIERRA ENERGY COMPANY (GP & LP)
04        Saguaro Power Company, LP 50%
03     EAST MAINE ENERGY COMPANY (inactive) [dissolving]
03     EDISON ALABAMA GENERATING COMPANY
03     EDISON MISSION ENERGY FUEL
04        EDISON MISSION ENERGY OIL AND GAS
05            Four Star Oil & Gas Company 50.1% (owns Lost Hills
              Cogeneration Facility)
04        EDISON MISSION ENERGY PETROLEUM (Gas contracts w/ Tex. Gas Mktg)
04        POCONO FUELS COMPANY (inactive)
04        SOUTHERN SIERRA GAS COMPANY
05            TM Star Fuel Company (general partnership) 50%
03     EDISON MISSION ENERGY FUEL SERVICES, INC. [PowerGen project]
03     EDISON MISSION ENERGY FUNDING CORP. (Delaware corporation) 1%
03     EDISON MISSION ENERGY GLOBAL MANAGEMENT, INC. (Delaware corporation)
       Address:
04        Majestic Energy Limited (UK private limited company)
          Address:
05            EME Royale Limited (New Zealand private limited company)
              Address:
06               Edison Mission Energy Taupo Limited (New Zealand company) 100%
                 Address: Southgate Complex, Level 20, Tower East,
                 40 City Road, South Melbourne, Victoria 3205
07                  Contact Energy Limited (New Zealand company) 40%
                    Address: Level 1, Harbor City Tower, 29 Brandon Street, Wellington, New Zealand
03     Edison Mission Energy Interface Ltd. (British Columbia company)
04        The Mission Interface Partnership (Province of Ontario G.P.) 50%
03     EDISON MISSION FINANCIAL MARKETING & TRADING CO.
04        EDISON MISSION MARKETING & TRADING, INC.
03     EDISON MISSION HOLDINGS CO. (formerly EME Homer City Holdings Co.)
04        CHESTNUT RIDGE ENERGY COMPANY 100%
05            EME Homer City Generation LP (Pennsylvania) 99%LP
04        EDISON MISSION FINANCE CO. 100%
04        HOMER CITY PROPERTY HOLDINGS, INC. 100%
04        MISSION ENERGY WESTSIDE, INC. 100%
05            EME Homer City Generation LP (Pennsylvania) 1%GP
03     EDISON MISSION OPERATION & MAINTENANCE, INC. (no partnership)
04        Mission Operations de Mexico, S.A. de C.V. 99%
03 EDISON MISSION PROJECT CO. (formerly EME UK International, Inc.) (Delaware corp) 100%
03     EL DORADO ENERGY COMPANY (GP)
04        Auburndale Power Partners, LP (Delaware LP) 1%; 50% w/
          Devereaux [see 4.03]
03 EME UK International LLC (Delaware LLC) 100% [owns 100% of Class B Shares of MEC International B.V.]
03     EMP, INC. (Oregon corporation) (GP & LP) (inactive)
03     FOUR COUNTIES GAS COMPANY (inactive)
03     GLOBAL POWER INVESTORS, INC.
03     HANOVER ENERGY COMPANY
04        Chickahominy River Energy Corp. (Virginia corporation) (GP & LP)
05            Commonwealth Atlantic LP (Delaware partnership) [see 4.05]
              50%
03     HOLTSVILLE ENERGY COMPANY (GP & LP)
04        Brookhaven Cogeneration, LP (Delaware partnership) 50%; 100%
          w/Madera
03     INDIAN BAY ENERGY COMPANY (GP & LP)
04        Riverhead Cogeneration III, LP (Delaware partnership) 50%; 100%
          w/Santa Ana
03     JEFFERSON ENERGY COMPANY (GP & LP) (inactive)
03     KINGS CANYON ENERGY COMPANY (inactive)
03     KINGSPARK ENERGY COMPANY (GP & LP)
04        Smithtown Cogeneration, LP (Delaware partnership) 50%; 100%
          w/Balboa
03     LAGUNA ENERGY COMPANY (inactive) (former interest in Ambit)

03   LA JOLLA ENERGY COMPANY (inactive) (used for Belridge)
03   LAKEVIEW ENERGY COMPANY
04        Georgia Peaker, LP (Delaware LP) 50%; 100% w/Silver Springs
03   LEHIGH RIVER ENERGY COMPANY (inactive)
03   LONGVIEW COGENERATION COMPANY (held for Weyerhauser)
03     MADERA ENERGY COMPANY (GP)
04        Brookhaven Cogeneration, LP (Delaware partnership) 50%; 100%
          w/Holtsville
03     MADISON ENERGY COMPANY (LP)
04        Gordonsville Energy, LP (Delaware partnership) [see 4.06] 49%;
          50% w/Rapidan
03     Midwest Generation EME, LLC (Delaware LLC) 100%
04        Edison Mission Midwest Holdings Co. 100%
05            Edison Mission Overseas Co. (Com Ed project) 100%
06               Edison Mission Overseas Ltd. (Com Ed project) 100%
05            Midwest Generation, LLC (Com Ed project) 100%
03     Mission Capital, LP (Delaware LP) 3%; MIPS partnership
03     MISSION/EAGLE ENERGY COMPANY (inactive)
03 MISSION ENERGY CONSTRUCTION SERVICES, INC. (Provides construction services for Paiton Project)
03     MISSION ENERGY GENERATION, INC. (Inactive)
03     MISSION ENERGY HOLDINGS, INC.
04        Mission Capital, LP (Delaware LP) 97%; MIPS partnership
03 MISSION ENERGY HOLDINGS INTERNATIONAL, INC. [holds all the issued and outstanding stock of MEC International B.V.--see INTERNATIONAL section]
03     MISSION ENERGY INDONESIA (inactive)
03     MISSION ENERGY MEXICO (inactive)formerly the branch office in
       Mexico (no partnership)
03     MISSION ENERGY NEW YORK, INC. (GP & LP)
04        Brooklyn Navy Yard Cogeneration Partners, LP (Delaware
          partnership) 50% [see 4.04]
03     MISSION ENERGY WALES COMPANY
04        Mission Hydro Limited Partnership (UK limited partnership)
          [See International section for structure of Mission Hydro LP]
03     Mission Operations de Mexico, S.A. de C.V. 1%
03     MISSION TRIPLE CYCLE SYSTEMS COMPANY (GP)
04        Triple Cycle Partnership (Texas G.P.) 50%
03     NORTH JACKSON ENERGY COMPANY (inactive) [held for Akso Salt Proj]
03     NORTHERN SIERRA ENERGY COMPANY (GP)
04        Sobel Cogeneration Company (general partnership)50%
03     ORTEGA ENERGY COMPANY (Mid-County Cogen gas contracts)
03     PANTHER TIMBER COMPANY (GP)
04        American Kiln Partners, LP (Delaware limited partnership) 2%
03     PARADISE ENERGY COMPANY (inactive)
03     PLEASANT VALLEY ENERGY COMPANY (GP)
04 American Bituminous Power Partners, LP (Delaware limited partnership) 0.5%; 50% w/Aguila
05            American Kiln Partners, LP (Delaware Limited Partnership)
              0.5% of 53%
03     PRINCE GEORGE ENERGY COMPANY (LP)
04        Hopewell Cogeneration Limited Partnership (Delaware limited partnership) 24.75%
04        Hopewell Cogeneration Inc. (Delaware corporation) 25%
05            Hopewell Cogeneration Limited Partnership (Delaware limited partnership) 1%
03     QUARTZ PEAK ENERGY COMPANY (LP)
04        Nevada Sun-Peak LP (Nevada partnership) [see 4.07] 50%
03     RAPIDAN ENERGY COMPANY (GP)
04        Gordonsville Energy, LP (Delaware partnership) [see 4.06] 1%;
          50% w/Madison
03     REEVES BAY ENERGY COMPANY (GP & LP)
04        North Shore Energy LP (Delaware partnership) 50%; 100% w/Santa
          Clara
05            Northville Energy Corporation (New York corporation) 100%
03     RIDGECREST ENERGY COMPANY (GP)

04        Riverhead Cogeneration I, LP (Delaware partnership) 50%; 100%
          w/Centerport
03     RIO ESCONDIDO ENERGY COMPANY
03     RIVERPORT ENERGY COMPANY (GP & LP)
04        Riverhead Cogeneration II, LP (Delaware partnership) 50%; 100%
          w/San Pedro
03     SAN GABRIEL ENERGY COMPANY (inactive) (McKenzie gas contracts)
03     SAN JOAQUIN ENERGY COMPANY (GP)
04         Midway-Sunset Cogeneration Company, LP 50%
03     SAN JUAN ENERGY COMPANY (GP)
04        March Point Cogeneration Company 50%
03     SAN PEDRO ENERGY COMPANY (GP)
04        Riverhead Cogeneration II, LP (Delaware partnership) 50%; 100%
          w/Riverport
03     SANTA ANA ENERGY COMPANY (GP)
04        Riverhead Cogeneration III, LP (Delaware partnership) 50%; 100%
          w/Indian Bay
03     SANTA CLARA ENERGY COMPANY (GP)
04        North Shore Energy, LP (Delaware partnership) 50%; 100%
          w/Reeves Bay
05            Northville Energy Corporation (New York corporation) 100%
03     SILVERADO ENERGY COMPANY (GP)
04        Coalinga Cogeneration Company 50%
03     SILVER SPRINGS ENERGY COMPANY
04        Georgia Peaker, LP (Delaware limited partnership) 50%; 100%
          w/Lakeview
03     SONOMA GEOTHERMAL COMPANY (GP & LP)
04        Geothermal Energy Partners Ltd. (Aidlin) 5%LP
03     SOUTH COAST ENERGY COMPANY (GP)
04        Harbor Cogeneration Company 30%
03     SOUTHERN SIERRA ENERGY COMPANY (GP)
04        Kern River Cogeneration Company (general partnership) 50%
03     THOROFARE ENERGY COMPANY (inactive)
03     VIEJO ENERGY COMPANY (GP)
04        Sargent Canyon Cogeneration Company 50%
03     VISTA ENERGY COMPANY (New Jersey corporation) (inactive)
03     WESTERN SIERRA ENERGY COMPANY (GP)
04        Sycamore Cogeneration Company (general partnership) 50%

EDISON MISSION ENERGY INTERNATIONAL COMPANIES:
04        MEC International B.V. (Netherlands corporation) (Holding Company
          100% owned by MEC Holdings International, Inc. (California corp.))
          Address:  Apoliolaan 15, 1077 AB Amsterdam, The Netherlands
05            Adelaide Ventures Ltd. (Cayman Island company) 100%
05            Beheer-en Beleggingsmaatschappij Botara B.V. (LYB Peakers Project)
              100%
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
06               Valley Power Pty Ltd. (proprietary limited Australia company;
                 LYB Peakers Project)
05            Beheer-en Beleggingsmaatschappij Hagra B.V. 100%
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
05            Beheer-en Beleggingsmaatschappij Trepo B.V. 100%
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
05            Edison Mission Energy Asia Pte Ltd. (Singapore private company limited by shares) 100% (EME's Regional Asia Pacific Headquarters)
              Address:  391-B Orchard Road, Ngee Ann City, Tower B,
              14th Floor, #14-08/10, Singapore 238874
06 Edison Mission Energy Asia Pacific Pte Ltd. (Singapore corporation) 100%
                 Address:  391-B Orchard Road, Ngee Ann City, Tower B,
                 14th Floor, #14-08/10, Singapore 238874
06 Edison Mission Energy Fuel Company Pte Ltd. (Singapore corporation) 100%
                 Address:  391-B Orchard Road, Ngee Ann City, Tower B,
                 14th Floor, #14-08/10, Singapore 238874

06               Edison Mission Operation & Maintenance Services Pte Ltd 100%
                 Address:  391-B Orchard Road, Ngee Ann City, Tower B,
                 14th Floor, #14-08/10, Singapore 238874
06               P.T. Edison Mission Operation and Maintenance Indonesia
                 (Indonesian company) 99%
                 Address:  Jl. Gen. A Yani No. 54
                 Probolinggo, East Java, Indonesia
05            Edison Mission Energy International B.V. (Netherlands company) 99%
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
05            Edison Mission Energy Services B.V. (Netherlands company) 100%
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
05            Edison Mission Operation & Maintenance Services B.V.
              (Netherlands company) 100%
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
06               Edison Mission Operation & Maintenance (Thailand) 100%
05            EME Tri Gen B.V. 100%
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
06               Tri Energy Company Limited (Thai limited liability company)
                 (Tri Energy Project) (equity) 25% [see 4.17]
                 Address:  16th Floor, Grant Amarin Tower, New Petchburi Road,
                 Ratchathewi, Bangkok 10320 Thailand
05            EME Victoria B.V. 100% (inactive)
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
05            Global Generation B.V. 100%
              Address:  Apoliolaan 15, 1077 AB Amsterdam, The Netherlands
06               Caresale Services Limited
06               Edison First Power Holdings I 100% [PowerGen project]
07                  Edison Mission Marketing and Services Limited
                    (UK company)100%
07                  EME Finance UK Limited 100%
07                  Energy Generation Finance PLC 100%
07                  Maplekey Holdings Limited 100%
08                      Maplekey UK Finance Limited (UK company) 100% [Steamboat
                        project]
09                         Maplekey UK Limited (UK company)100%
                           [Steamboat project]
10                            Edison First Power Limited (Guernsey company) 100%
07                  South Australia Holdings Ltd. 100%
08                      Edison Mission Ausone Pty Ltd. (Australian company) 100%
08                      EME Adelaide Energy Ltd. (UK company) 100%
08                      EME Monet Ltd. (UK company) 100%
09                         Edison Mission De Laide Pty Ltd. (Australian company)
                           100%
09                         Edison Mission Vendesi Pty Ltd. (Australian company)
                           100%
09                         Edison Mission Utilities Pty.Ltd.(Australian company)
                           100%
06               Redbill Contracts Limited 100%
05            Hydro Energy B.V. (Netherlands limited liability company) 10%
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
06               Iberica de Energias, S.A. (Spain corp) 96.65% [see 4.08]
                 Address:  Paseo de Gracia 18, Planta 4, 08007,
                 Barcelona, Spain
07                  Electrometalurgica del Ebro, S.A. ("EMESA") (Spain
                    corporation) 91.32% [see 4.09]
                    Address:  Paseo de Gracia 18, Planta 4, 08007,
                    Barcelona, Spain
08                      Monasterio de Rueda, S.L. (Spain) 100%
                        Address:  Paseo de Gracia 18, Planta 4, 08007,
                        Barcelona, Spain
05            Iberian Hy-Power Amsterdam B.V. (Netherlands limited liability company) 100%
              Address:  Strawinskylaan 1725, Amsterdam, NOORD-HOLL 1077 XX
06               Hydro Energy B.V. (Netherlands company) 90%
07                  Iberica de Energias,S.A.(Spain corporation)96.65% [see 4.08]
08                      Electrometalurgica del Ebro, S.A. ("EMESA") (Spain
                        corporation) 91.32% [see 4.09]
09                         Monasterio de Rueda, S.L. (Spain) 100%
06               Iberica de Energias, S.A. (Spain corporation) 3.35% [see 4.08]
07                  Electrometalurgica del Ebro, S.A. ("EMESA") (Spain
                    corporation) 91.32% [see 4.09]
08                      Monasterio de Rueda, S.L. (Spain) 100%
05            Latrobe Power Pty. Ltd. (Australian corporation) 99%
              Address:  Southgate Complex, Level 20, Tower East,
              40 City Road, South Melbourne, Victoria 3205
06               Mission Victoria Partnership (Australian partnership) 52.31%
                 (100% w/ Traralgon PPL 46.69% and MEVALP 1%)
07                  Latrobe Power Partnership (Australian partnership) 99% (owns
                    51% of the Loy Yang B facility; 49% to Gippsland
05            Loy Yang Holdings Pty Ltd (Australia corporation) 100%
              Address:  Southgate Complex, Level 20, Tower East,
              40 City Road, South Melbourne, Victoria 3205
06               Edison Mission Energy Holdings Pty Ltd (Australian corp.) 100%
                 Address:  Southgate Complex, Level 20, Tower East,
                 40 City Road, South Melbourne, Victoria 3205
07                  Edison Mission Energy Australia Ltd. (Australian public
                    company) 100%
                    Address:  Southgate Complex, Level 20, Tower East,
                    40 City Road, South Melbourne, Victoria 3205
08                      Latrobe Power Partnership (Australian partnership)1%
                        (owns 51% of the Loy Yang B facility; 49% to Gippsland
07                  Edison Mission Energy Australia Pilbara Power Pty Ltd.
                    (Australia company) 100%
                    Address:  Southgate Complex, Level 20, Tower East,
                    40 City Road, South Melbourne, Victoria 3205
07                  Edison Mission Operation & Maintenance Kwinana Pty Ltd.
                    (Australia) 100% (Operator of Kwinana Project)
                    Address:  Southgate Complex, Level 20, Tower East,
                    40 City Road, South Melbourne, Victoria 3205
07                  Edison Mission Operation & Maintenance Loy Yang Pty Ltd.
                    (Australian corporation) 100%
                    Address:  P.O. Box 1792, Traralgon, Victoria 3844,Australia
07                  Mission Energy Development Australia Pty Ltd.
08                      Gippsland Power Pty Ltd 100% (owns 49% of the Loy
                        Yang B facility; 51% to Latrobe Power Partnership)
07                  Mission Energy Holdings Superannuation Fund Pty Ltd.
                    (retirement fund required by Australia law) 100%
07                  Mission Energy (Kwinana) Pty Ltd. (Australia) 100%
                    Address:  Southgate Complex, Level 20, Tower East,
                    40 City Road, South Melbourne, Victoria 3205
08                      Kwinana Power Partnership (Australian G.P.) 1%
                        Address:  Level 23, St. Martins Tower
                        44 St George's Terrace, Perth WA 6000
06               Latrobe Power Pty. Ltd. (Australian corporation) 1%
07                  Mission Victoria Partnership (Australian partnership) 52.31%
08                      Latrobe Power Partnership (Australian partnership) 99%
                        (owns 51% of the Loy Yang B facility; 49% to Gippsland
06               Mission Energy Ventures Australia Pty. Ltd. (Australian
                 company) 100%
                 Address:  Southgate Complex, Level 20, Tower East,
                 40 City Road, South Melbourne, Victoria 3205
07                  Mission Victoria Partnership (Australian partnership) 1%
08                      Latrobe Power Partnership (Australian partnership) 99%
                        (owns 51% of the Loy Yang B facility; 49% to Gippsland
06               Traralgon Power Pty. Ltd. (Australian corporation) 1%
                 Address:  Southgate Complex, Level 20, Tower East,
                 40 City Road, South Melbourne, Victoria 3205
07                  Mission Victoria Partnership (Australian partnership)
                    46.69%
08                      Latrobe Power Partnership (Australian partnership) 99%
                        (owns 51% of the Loy Yang B facility; 49% to Gippsland
05            MEC Esenyurt B.V. (Netherlands company) (Doga Project) 99%
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
06               Doga Enerji Uretim Sanayi ve Ticaret L.S. (Turkish
                 corporation) (Project company) 80%

                 Address:  Merkez Man, Mahallesi Caddesi 11/8,
                 Esenyurt, Istanbul, Turkey
06               Doga Isi Satis Hizmetleri ve Ticaret L.S. (Turkish corporation)
                 (Heat company) 80%
                 Address:  Merkez Man, Mahallesi Caddesi 11/8,
                 Esenyurt, Istanbul, Turkey
06               Doga Isletme ve Bakim Ticaret L.S. (Turkish corporation) (O&M company) 80%
                 Address:  Merkez Man, Mahallesi Caddesi 11/8,
                 Esenyurt, Istanbul, Turkey
05            MEC IES B.V. (Netherlands company) (ISAB Project) 99%
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
06               ISAB Energy Services s.r.l. 49% (services co ISAB
                 Project)
05            MEC India B.V. (Netherlands company) (Jojobera Project) 99%
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
06               Edison Mission Energy Power (Mauritius corporation) (Branch office in India)
                 Address:  Louis Leconte Street, Curepipe, Mauritius
05            MEC Indo Coal B.V. (Netherlands company) (Adaro Project) 99%
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
06               P. T. Adaro Indonesia (equity) 10%
                 Address:  Suite 704, World Trade Centre, Jl. Jend.
                 Sudirman Kav. 31, Jakarta 12920 Indonesia
05            MEC Indonesia B.V. (Netherlands company) 99%
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
06               P. T. Paiton Energy Company (Indonesia company) (equity)
                 (Paiton Project) 40% [see 4.11]
                 Address:  Menara Batavia, 8th Floor, Jl. K. H.
                 Mas Mansyur Kav. 126, Jakarta 10220 Indonesia
05            MEC International Holdings B.V. (Netherlands corp) 100%
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
06               Edison Mission Energy International B.V.(Netherlands company)1%
06               MEC Esenyurt B.V. (Netherlands company) (Doga Project) 1%
07                  Doga Enerji Uretim Sanayi ve Ticaret L.S. (Turkish
                    corporation) (Project company) 80%
07                  Doga Isi Satis Hizmetleri ve Ticaret L.S. (Turkish
                    corporation) (Heat company) 80%
07                  Doga Isletme Bakim Ticaret L.S. (Turkish corporation)
                    (O&M company) 80%
06               MEC IES B.V. (Netherlands company) (ISAB Project) 1%
07                  ISAB Energy Services s.r.l. 49%
06               MEC India B.V. (Netherlands company) 1%
07                      Edison Mission Energy Power (Mauritius corporation)
06               MEC Indo Coal B.V. (Netherlands company) (Adaro Project) 1%
07                  P. T. Adaro Indonesia (equity) 10%
06               MEC Indonesia B.V. (Netherlands company) 1%
07                  P. T. Paiton Energy Company (Indonesia company) (equity)
                    (Paiton Project) 40% [see 4.11]
06               MEC Laguna Power B.V. (Netherlands company) (Thailand
                 Project) 1%
07                  Gulf Power Generation Co. Ltd. (Bangkok corporation) 40%
06               MEC Perth B.V. (Netherlands company) (Kwinana Project) 1%
07                  Kwinana Power Partnership (Australian G.P.) [see 4.16]
06               MEC Priolo B.V. (Netherlands company) (ISAB Project) 1%
07                  ISAB Energy, s.r.l. (Italian J.V. company) (equity) [see
                    4.12] 1% of 49% (quota, not shares)
06               MEC San Pascual B.V. (Netherlands company) 1%
07                  San Pascual Cogeneration Company International B.V. 50%
08                      San Pascual Cogeneration Company (Philippines) Ltd.
                        (San Pascual Project) (equity) 1%GP and 74%LP
07                  Morningstar Holdings B.V. (formerly Beheer-en
                    Beleggingsmaatschappij Vestra B.V.) 50%
06               MEC Sidi Krir B.V. (Netherlands company) 1%

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

06               MEC Sumatra B.V. (Netherlands company) 1%
06               MEC Wales B.V. (Netherlands Company) 1%
07                  Mission Hydro Limited Partnership (UK limited partnership)
08                      EME Generation Holdings Limited (UK company) 100%
09                         Loyvic Pty Ltd. (Australia company) 100%
10                            Energy Capital Partnership (Australia partnership)
                              1%
11                               Enerloy Pty Ltd. (Australia company) 100%
09                         EME Victoria Generation Limited (UK company) 100%
10                            Energy Capital Partnership (Australia partnership
                              98%
11                               Enerloy Pty Ltd. (Australia company) 100%
09                         Energy Capital Partnership (Australia partnership)
                           1%LP
10                            Enerloy Pty Ltd. (Australia company) 100%
09                         First Hydro Holdings Company (Australia partnership)
                           99%
10                            First Hydro Company [see 4.13] 99%
10                            First Hydro Finance plc
11                               First Hydro Company [see 4.13] 1%
06               Mission Energy Italia s.r.l. 10% (Office in Italy)
06               P.T. Edison Mission Operation and Maintenance Indonesia
                 (Indonesian company) 1%
05            MEC Laguna Power B.V. (Netherlands co) (Malaya Project) 99%
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
06               Gulf Power Generation Co. Ltd. (Bangkok corporation) 40%
                 Address:  888/101 Mahatun Plaza Tower, 10th Floor, Ploenchit,
                 Lumphini, Patumwan, Bangkok 10330
05            MEC Perth B.V. (Netherlands company) (Kwinana Project) 99%
06               Kwinana Power Partnership (Australian G.P.) 99% [See 4.16]
                 Address:  Level 23, St. Martins Tower
                 44 St George's Terrace, Perth WA 6000
05            MEC Priolo B.V. (Netherlands company) (ISAB Project) 99%
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
06               ISAB Energy, s.r.l. (Italian J.V. company) (equity) [see
                 4.12] 99% of 49% (quota, not shares)
                 Address:  Corso Gelone No. 103, Siracusa, Sicily, Italy
05            MEC San Pascual B.V. (Netherlands company) 99%
              Address:  Croeselaan 18, 3521 CB Utrecht, The Netherlands
06               San Pascual Cogeneration Company International B.V. 50%
                 Address:  Croeselaan 18, 3521 CB Utrecht, The Netherlands
07                  San Pascual Cogeneration Company (Philippines) Ltd (San
                    Pascual Project) (equity) 1%GP and 74%LP
                    Address:  Unit 1610/1611, Tower One, Ayala Triangle, Ayala
                    Avenue, 1200 Makati City, Metro Manila, Republic of the
                    Philippines
06               Morningstar Holdings B.V. (formerly Beheer-en
                 Beleggingsmaatschappij Vestra B.V.) 50%
                 Address:  Croeselaan 18, 3521 CB Utrecht, The Netherlands
05            MEC Sidi Krir B.V. (Netherlands company) 99%
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
05            MEC Sumatra B.V. (Netherlands company) 99%
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
05            MEC Wales B.V. (Netherlands company) 99%
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
06               Mission Hydro Limited Partnership 69%
                 Address:  Lansdowne House, Berkeley Square,
                 London W1X5DH England
07                  EME Generation Holdings Limited (UK company) 100%
08                      Loyvic Pty Ltd. (Australia company) 100%
09                         Energy Capital Partnership (Australia partnership) 1%
10                            Enerloy Pty Ltd. (Australia company) 100%
08                      EME Victoria Generation Limited (UK company) 100%
09                         Energy Capital Partnership (Australia partnership 98%
10                            Enerloy Pty Ltd. (Australia company) 100%
08                      Energy Capital Partnership (Australia partnership) 1%LP
09                         Enerloy Pty Ltd. (Australia company) 100%
08                      First Hydro Holdings Company (Australia partnership) 99%

                        Address:  Lansdowne House, Berkeley Square,
                              London W1X5DH England
09                         First Hydro Company [see 4.13] 99%
                           Address:  Bala House, St. David's Park
                           Ewloe, Dlwyd, Wales CH5 3XJ
09                         First Hydro Finance plc 100%
                           Address:  Lansdowne House, Berkeley Square,
                              London W1X5DH England
10                            First Hydro Company [see 4.13] 1%
                              Address:  Bala House, St. David's Park
                              Ewloe, Dlwyd, Wales CH5 3XJ
05            Mission Energy Company (UK) Limited (United Kingdom private limited company) 100%
              Address:  Lansdowne House, Berkeley Square,
              London W1X5DH England
06               Derwent Cogeneration Limited (United Kingdom private limited liability company) (equity) [see 4.14] 33%
                 Address:  Lansdowne House, Berkeley Square,
                 London W1X5DH England
06               Edison Mission Energy Limited (UK private limited company) 100%
                 Address:  Lansdowne House, Berkeley Square,
                 London W1X5DH England
06               Edison Mission Operation & Maintenance Limited (a United
                 Kingdom corporation) 100%
                 Address:  Lansdowne House, Berkeley Square,
                 London W1X5DH England
06               Edison Mission Services Limited(UK private limited company)100%
                 Address:  Lansdowne House, Berkeley Square,
                 London W1X5DH England
06               Mission Hydro (UK) Limited 100%
                 Address:  Lansdowne House, Berkeley Square,
                 London W1X5DH England
07                  First Hydro Holdings Company 1%
08                      First Hydro Company [see 4.13] 99%
08                      First Hydro Finance plc 100%
09                         First Hydro Company [see 4.13] 1%
07                  Mission Hydro Limited Partnership 1%GP
08                      EME Generation Holdings Limited (UK company) 100%
09                         Loyvic Pty Ltd. (Australia company) 100%
10                           Energy Capital Partnership(Australia partnership)1%
11                               Enerloy Pty Ltd. (Australia company) 100%
09                         EME Victoria Generation Limited (UK company) 100%
10                           Energy Capital Partnership (Australia partnership
                             98%
11                               Enerloy Pty Ltd. (Australia company) 100%
09                         Energy Capital Partnership (Australia partnership)
                           1%LP
10                           Enerloy Pty Ltd. (Australia company) 100%
09                         First Hydro Holdings Company (Australia partnership)
                           99%
10                           First Hydro Company [see 4.13] 99%
10                           First Hydro Finance plc 99%
11                               First Hydro Company [see 4.13] 1%
06               Mission (No. 2) Limited (UK private limited company) 100%
                 Address:  Lansdowne House, Berkeley Square,
                 London W1X5DH England
06               Pride Hold Limited (United Kingdom corporation) 99%
                 Address:  Lansdowne House, Berkeley Square,
                 London W1X5DH England
07                  Lakeland Power Ltd. (United Kingdom private limited
                    liability company) [see 4.15] 80%
                    Address:  Roosecote Power Station, Barrow-In-Furness,
                    Cumbria, England LA13 OPX
07                  Lakeland Power Development Company (UK corporation) 100%
                    Address:  Lansdowne House, Berkeley Square,
                    London W1X5DH England
06               Rapid Energy Limited
05            Mission Energy Italia s.r.l. 90% Representative Office in Italy

              Address:  Villa Brasini, Via Flaminia 497, 00191 Rome Italy
05            Pride Hold Limited (United Kingdom corporation) 1%
              Address:  Lansdowne House, Berkeley Square,
              London W1X5DH England
06 Lakeland Power Ltd. (United Kingdom private limited liability company) [see 4.15] 80%
                 Address:  Roosecote Power Station, Barrow-In-Furness,
                 Cumbria, England LA13 OPX
06               Lakeland Power Development Company (UK corporation) 100%
                 Address:  Lansdowne House, Berkeley Square,
                 London W1X5DH England
05            Rillington Holdings Limited (Gibraltar)
              Address:  57/63 Line Wall Road, Gibraltar
06               EcoElectrica S.a.r.l. (Luxemburg) to be dissolved by 08/99
                 Address:                        Luxemburg
07                  EME del Caribe Holding GmbH (Austria)
                    Address:  4020 Linz, Landstrasse 12, Austria
08                      EME del Caribe (Cayman Islands)
                        Address: First Floor, Caledonian House, Mary Street, George Town, Grand Cayman, Cayman Islands
09                         EcoElectrica Holdings, Ltd. (Cayman Islands) 50%
                           Address: 1350 GT, The Huntlaw Building, Fort Street, Grand Cayman, Cayman Islands
10                            EcoElectrica Ltd. (Cayman Islands) 100%
                              Address:  1350 GT, The Huntlaw Building,
                              Fort Street, Grand Cayman, Cayman Islands
11                               EcoElectrica LP (Bermuda partnership)(equity)1%
                                 Address: Plaza Scotiabank, 273 Ponce de Leon Avenue, Suite 902, Hato Rey, Puerto Rico 00918
10                            EcoElectrica LP (Bermuda partnership) (equity) 99%
                              Address: Plaza Scotiabank, 273 Ponce de Leon Avenue, Suite 902, Hato Rey, Puerto Rico 00918
05            Southwestern Generation B.V. 100%
              Address:  Croeselaan 18, 3521 CB Utrecht, The Netherlands
05            Traralgon Power Pty. Ltd. (Australian corporation) 99%
              Address:  Southgate Complex, Level 20, Tower East,
              40 City Road, South Melbourne, Victoria 3205
06 Mission Victoria Partnership (Australian partnership) 46.69% (100% w/ Latrobe PPL 52.31% and MEVALP 1%)
07                  Latrobe Power Partnership (Australian partnership)
                    (owns 49% of the Loy Yang B facility; 51% to Latrobe
                    Power Partnership)


Prepared by:
Bonita J. Smith, Business Analyst
Corporate Governance, SCE Law Department
(626) 302-1930   Email:  smithbj@sce.com

                      SCHEDULE OF RETIREMENT BENEFITS(1)(2)

Projected annual and lump-sum values(3)

                                               Executive          Retirement
                                            Retirement Plan          Plan
                                            ---------------       ----------
Annual Value of Life Annuity
----------------------------
Payment commencing March 1, 2000                  N/A                6,360

Payment commencing March 1, 2007                63,720                N/A


Lump Sum Value
--------------
As of February 1, 2000                            N/A              89,500(4)

As of March 1, 2007                          730,000(4)(5)            N/A


--------------------------
     (1) All benefits under these Plans are subject to the express terms of the relevant Plans.

     (2) Benefit payment commencement on March 1, 2000 for the Retirement Plan and March 1, 2007 (age 55) for the Executive Retirement Plan, assuming final date of employment is during January 2000.

     (3) Assumes Executive receives a bonus of 75% of base pay (125% of his target bonus of 60%) for 1999.

     (4) The annuity value of the Retirement Plan is determined as of the assumed payment commencement date using a 6.07% interest rate. The lump sum for the Executive Retirement Plan uses an interest rate of 7.33%.

     (5)  Lump-sum   distributions   are  not  available  for  those   employees
terminating prior to age 55. This value is shown for illustrative purposes only.

             SCHEDULE OF VESTED OPTIONS

------------ --------- ---------- ---------- ---------
   Date       Grant     Vesting     Grant     Vested
   Grant      Type      Schedule    Price     Shares
------------ --------- ---------- ---------- ---------

------------------------------------------------------
          Options For Parent Company Stock
------------------------------------------------------
 8/23/93     EIXD          3       $24.4375    20,000
  1/3/94     EIXD          3       $20.1875    10,000
  1/3/94     EIXD          3       $20.1875     4,100
  1/3/95     EIXD          3       $14.5625    10,000
  1/2/96     EIXD          3       $17.6250    10,200
  1/2/97     EIXD          3       $19.7500    10,500
  1/2/98     EIXD          4       $27.2500     6,650
  1/4/99     EIX           4       $28.1250     3,935
  1/4/99     EIXD          4       $28.1250     1,840
                                               ------
             Total                             77,225

------------------------------------------------------
               Company Phantom Options
------------------------------------------------------

  1/3/94     EME           3      $169.2742    17,820
  1/3/95     EME           3      $154.2317    43,190
  1/2/96     EME           3      $181.0666    30,800
  1/2/97     EME           3      $226.6772    22,800
  1/4/98     EME           4      $313.8153     3,930
  1/4/99     EME           4      $334.4392     2,670
                                              -------
             Total                            121,210

                             FORM OF GENERAL RELEASE

     THIS GENERAL RELEASE ("Release") is being delivered as of January 17, 2000 by Edward R. Muller (the "Executive") to Edison Mission Energy, a California corporation (the "Company"), pursuant to Section 2.07 of that certain agreement related to Executive's employment with the Company being executed concurrently herewith by Executive and the Company (the "Agreement"). All capitalized terms not otherwise defined herein have the same meaning as is given to them in the Agreement.

     (a) Executive, on behalf of himself and his descendants, ancestors, heirs, executors, successors, assigns and administrators (collectively, "Releasor"), hereby releases, remises, acquits and forever discharges, and agrees to indemnify and hold harmless, (x) the Company, (y) each of its Affiliates, and
(z) each of its and/or their partners, predecessors, successors, assigns, officers, directors, shareholders, representatives, insurers, attorneys, employees and agents, past, present and future, in their respective capacities as such (collectively, "Releasees"), from and against any and all claims, demands, obligations, causes of action, debts, expenses, damages, judgments, orders and liabilities of whatever kind or nature, in law, equity or otherwise, whether now known or unknown, suspected or unsuspected, matured or unmatured, and whether concealed or hidden (collectively, "Claims"), which Executive now owns or holds or has at any time heretofore owned or held or had, or may at any time own or hold or have, against the Releasees or any of them, including, but not limited to any Claim arising out of or in any way connected to any transactions, occurrences, acts or omissions regarding or relating to his employment with the Company, or the end of his employment with the Company, including, but not limited to, Claims arising from any alleged violation by the Company of any federal, state or local constitutions, statutes, ordinances or common laws, including but not limited to, the California Fair Employment and Housing Act, Employee Retirement Income Security Act, Americans With Disabilities Act and Title VII of the Civil Rights Act of 1964 and/or the Civil Rights Act of 1991.

     (b) Except for those matters that are expressly excluded, the release set forth herein is intended as a release of all Claims that the Releasor may have against the Releasees or any of them, whether now known or unknown. In furtherance thereof, Executive expressly waives and relinquishes any right to assert hereafter that any claim, demand, obligation and/or cause of action has, through ignorance, oversight, error or otherwise, been omitted from the terms of this Agreement. Executive makes this waiver with full knowledge of his rights, after consulting with legal counsel, and with specific intent to release both his known and unknown claims. Accordingly, Releasor specifically waives all rights and benefits afforded by California Civil Code Section 1542 and does so understanding and acknowledging the significance of such specific waiver of such statutory protection, which provides as follows:

      "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE
      CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

Thus, notwithstanding the foregoing provisions of the California Civil Code, and for the purposes of implementing a full and complete release and discharge of the Releasees, Executive expressly acknowledges that the foregoing release is intended to include in its effect, without limitation, all Claims that Executive does not know or suspect to exist in his favor at the time of the execution hereof, and the foregoing release contemplates the extinguishment of any such Claim or Claims except to the extent expressly set forth herein. Executive further acknowledges that he has been advised to consult with an attorney and is receiving compensation beyond that to which he is entitled.

     (c) Executive represents and warrants that he has not filed or caused to be filed any complaints or charges against the Company, any of its Affiliates or any of its or their officers, directors, agents, employees or representatives with or before any local, state or federal governmental agency or court or any arbitrator or other tribunal, and no such complaint or charge by or on behalf of the Executive is currently pending. Executive further agrees not to file any complaints, actions or charges of any nature against the Releasees relating to any event or alleged event including, but not limited to, those arising from Executive's employment with and/or separation from employment with the Company, which occurred from the beginning of time until the execution of this Release.

     (d) Nothing in this Release shall be construed or interpreted as a release, acquittal, discharge or waiver of:

     (i) Executive's rights to the compensation, reimbursements, benefits and perquisites described in Article 2 of the Agreement;

     (ii) Any of the Company's  other  obligations  arising under the Agreement;

     (iii) Any right which Executive now has or may have to claim indemnity (including advancement of expenses) for liabilities in connection with his lawful activities as a director, officer or employee of the Company and certain of its Affiliates, pursuant to the terms of any applicable statute, under any insurance policy, pursuant to the certificate or articles of incorporation, bylaws or similar charter documents of any Releasee, or pursuant to the terms of any applicable indemnification agreement to which Executive and the Company or any Affiliate of the Company are or have been parties; or

     (iv) Claims arising under the Federal Age Discrimination in Employment Act.

     (e) The provisions of Section 5.01 through 5.05, 5.07, 5.08, and 5.12 through 5.14 of the Agreement apply to this Release and are incorporated herein by reference as though fully set forth hereat.

     IN WITNESS WHEREOF, the Executive has executed and delivered this Release as of the day and year first above written.

                               Edward R. Muller
                               --------------------------------------
                               Edward R. Muller

                       FORM OF AGE DISCRIMINATION RELEASE

     THIS AGE DISCRIMINATION RELEASE ("Release") is being delivered as of January 17, 2000 by Edward R. Muller (the "Executive") to Edison Mission Energy, a California corporation (the "Company"), pursuant to Section 2.07 of that certain agreement related to Executive's employment with the Company being executed concurrently herewith by Executive and the Company (the "Agreement"). All capitalized terms not otherwise defined herein have the same meaning as is given to them in the Agreement.

     (a) Executive, on behalf of himself and his descendants, ancestors, heirs, executors, successors, assigns and administrators (collectively, "Releasor"), hereby releases, remises, acquits and forever discharges, and agrees to indemnify and hold harmless, (x) the Company, (y) each of its Affiliates, and
(z) each of its and/or their partners, predecessors, successors, assigns, officers, directors, shareholders, representatives, insurers, attorneys, employees and agents, past, present and future, in their respective capacities as such (collectively, "Releasees"), from and against any and all claims, demands, obligations, causes of action, debts, expenses, damages, judgments, orders and liabilities of whatever kind or nature, in law, equity or otherwise, whether now known or unknown, suspected or unsuspected, matured or unmatured, and whether concealed or hidden (collectively, "Claims"), which Executive now owns or holds or has at any time heretofore owned or held or had, or may at any time own or hold or have, against the Releasees or any of them, arising out of or in any way connected to the Federal Age Discrimination in Employment Act.

     (b) Except for those matters that are expressly excluded, the release set forth herein is intended as a release of all Claims that the Releasor may have against the Releasees or any of them, whether now known or unknown, arising under the Federal Age Discrimination in Employment Act. In furtherance thereof, Executive expressly waives and relinquishes any right to assert hereafter that any such claim, demand, obligation and/or cause of action has, through ignorance, oversight, error or otherwise, been omitted from the terms of this Agreement. Executive makes this waiver with full knowledge of his rights, after consulting with legal counsel, and with specific intent to release both his known and unknown claims. Accordingly, Releasor specifically waives all rights and benefits afforded by California Civil Code Section 1542 and does so understanding and acknowledging the significance of such specific waiver of such statutory protection, which provides as follows:

      "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE
      CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

     Thus, notwithstanding the foregoing provisions of the California Civil Code, and for the purposes of implementing a full and complete release and discharge of the Releasees in respect of Claims arising under Federal Age Discrimination in Employment Act, Executive expressly acknowledges that the foregoing release is intended to include in its effect, without limitation, all Claims arising under such Act that Executive does not know or suspect to exist in his favor at the time of the execution hereof, and the foregoing release contemplates the extinguishment of any such Claim or Claims except to the extent expressly set forth herein.

     (c) Executive acknowledges that as of the date hereof, he will have had at least twenty-one (21) days to consider the terms of the release set forth herein and that he has been advised that he has a period of seven (7) days following his execution of this Release in which to revoke the entire release granted hereby and that any such revocation must be in writing, signed by Executive, and hand delivered to the Chairman of the Board of the Company prior to the expiration of such seven (7) day period. Executive further acknowledges that he has been advised to consult with an attorney and is receiving compensation beyond that to which he is entitled.

     (d) Executive represents and warrants that he has not filed or caused to be filed any complaints or charges against the Company, any of its Affiliates or any of its or their officers, directors, agents, employees or representatives with or before any local, state or federal governmental agency or court or any arbitrator or other tribunal arising under the Federal Age Discrimination in Employment Act, and no such complaint or charge by or on behalf of the Executive is currently pending. Executive further agrees not to file any such complaints, actions or charges of any nature against the Releasees relating to any event or alleged event including, but not limited to, those arising from Executive's employment with and/or separation from employment with the Company, which occurred from the beginning of time until the execution of this Release.

     (e) Nothing in this Release shall be construed or interpreted as a release, acquittal, discharge or waiver of:

     (i) Executive's rights to the compensation, reimbursements, benefits and perquisites described in Article 2 of the Agreement;

     (ii) Any of the Company's other obligations arising under the Agreement; or

     (iii) Any right which Executive now has or may have to claim indemnity (including advancement of expenses) for liabilities in connection with his lawful activities as a director, officer or employee of the Company and certain of its Affiliates, pursuant to the terms of any applicable statute, under any insurance policy, pursuant to the certificate or articles of incorporation, bylaws or similar charter documents of any Releasee, or pursuant to the terms of any applicable indemnification agreement to which Executive and the Company or any Affiliate of the Company are or have been parties.

     (f) The provisions of Section 5.01 through 5.05, 5.07, 5.08, and 5.12 through 5.14 of the Agreement apply to this Release and are incorporated herein by reference as though fully set forth hereat.

     IN WITNESS WHEREOF, the Executive has executed and delivered this Release as of the day and year first above written.


                                   Edward R. Muller
                             --------------------------------------
                                   Edward R. Muller